SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) December 21, 2001
                                                        -----------------


                              DIRECTPLACEMENT, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Delaware                        0-25449                       87-0401453
--------------------------------------------------------------------------------
(State or other                 (Commission                     (IRS Employer
jurisdiction of                 File Number)                 Identification No.)
  Formation)


            3655 Nobel Drive, Suite 540, San Diego, California 92122
            ----------------------------------------------------------
            (Address of principal executive offices)        (Zip Code)

        Registrant's telephone number, including area code (858) 623-1600
                                                           --------------

          (Former name or former address, if changes since last report)

Item 5.  Other Events

As previously disclosed, on December 21, 2001 (the "Effective Date"), the Company acquired all of the outstanding stock of PCS Securities, Inc., a Washington corporation, in exchange for 10,500,000 shares of the Company's common stock. Based upon the closing market price of $2.15 per share on the Effective Date, the aggregate purchase price paid by the Company was $22,575,000.


Item 7.  Financial Statements and Exhibits

This filing amends the Company's current report on Form 8-K dated December 21, 2001 regarding the Company's acquisition of PCS Securities, Inc. and includes required financial information as follows:


         (a)  Financial Statements of PCS Securities, Inc.

         (b)  Pro Forma Financial Information.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant's behalf.


                                    DIRECTPLACEMENT, INC.



                                    By: /s/ BRIAN M. OVERSTREET
                                        ----------------------------------------
                                    Name:  Brian M. Overstreet
                                    Title: President and Chief Executive Officer


Dated: January 31, 2002

                              PCS SECURITIES, INC.

                              FINANCIAL STATEMENTS

                 FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999

                                TABLE OF CONTENTS
                                -----------------

Report of Independent Certified Public Accountants.............................4

FINANCIAL STATEMENTS:

Balance Sheets.................................................................5

Statements of Operations and Retained Earnings.................................6

Statements of Cash Flows.......................................................7

Notes to Financial Statements..................................................8

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
               --------------------------------------------------



Board of Directors
PCS Securities, Inc.


We have audited the accompanying balance sheets of PCS Securities, Inc. (a Washington corporation) as of December 31, 2000 and 1999, and the related statements of operations and retained earnings and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of PCS Securities, Inc. as of December 31, 2000 and 1999, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.



\s\ Greenway & Company, P.S.

Greenway & Company, P.S.
Certified Public Accountants
January 25, 2002

                              PCS Securities, Inc.
                                 BALANCE SHEETS
                                  December 31,



                                                            2000         1999
                                                         ----------   ----------
ASSETS
  Cash and cash equivalents                              $   21,350   $  503,532
  Commissions receivable                                    687,391      433,578
  Deferred research/services cost                         2,379,257    1,742,218
  Prepaid clearing charges                                  200,988      349,372
                                                         ----------   ----------

      Total assets                                       $3,288,986   $3,028,700
                                                         ==========   ==========


LIABILITIES AND STOCKHOLDERS' EQUITY

Accrued research services                                $1,116,599   $1,940,938

STOCKHOLDERS' EQUITY
  Common stock; no par value; 1,000 shares authorized;
   100 shares issued and outstanding                        122,000      122,000
  Retained earnings                                       2,050,387      965,762
                                                         ----------   ----------

      Total stockholders' equity                          2,172,387    1,087,762
                                                         ----------   ----------

      Total liabilities and stockholders' equity         $3,288,986   $3,028,700
                                                         ==========   ==========


See accompanying notes to financial statements.

                              PCS Securities, Inc.
                 STATEMENTS OF OPERATIONS AND RETAINED EARNINGS
                             Year ended December 31,



                                                     2000              1999
                                                 ------------      ------------

Commissions and other income                     $ 15,219,031      $ 13,598,284
                                                 ------------      ------------

Expenses
   Independent research expenses                   10,153,502         8,945,577
   Clearing and execution costs                     2,357,854         2,039,502
   General and administrative expenses                416,702           527,461
                                                 ------------      ------------

              Total operating expenses             12,928,058        11,512,540
                                                 ------------      ------------

              NET INCOME                            2,290,973         2,085,744
                                                 ------------      ------------

Retained earnings at January 1                        965,762         1,660,378
Less distributions to stockholders                 (1,206,348)       (2,780,360)
                                                 ------------      ------------

Retained earnings at December 31                 $  2,050,387      $    965,762
                                                 ============      ============


See accompanying notes to financial statements.

                              PCS Securities, Inc.
                            STATEMENTS OF CASH FLOWS
                             Year ended December 31,



                                                                    2000           1999
                                                                -----------    -----------

Cash flows from operating activities
   Net income                                                   $ 2,290,973    $ 2,085,744
   Net changes in assets and liabilities
      (Increase) decrease in deferred research/services costs      (637,039)       170,469
      (Increase) decrease in prepaid clearing charges               148,384        (22,507)
      (Increase) decrease in commissions receivable                (253,813)       282,985
      (Decrease) increase in accrued research services             (824,339)       124,444
                                                                -----------    -----------

              Net cash flows from operating activities              724,166      2,641,135

Cash flows from financing activities
   Cash distribution to stockholders                             (1,206,348)    (2,780,360)
                                                                -----------    -----------

              Net decrease in cash and cash equivalents            (482,182)      (139,225)

Cash and cash equivalents, beginning of year                        503,532        642,757
                                                                -----------    -----------

Cash and cash equivalents, end of year                          $    21,350    $   503,532
                                                                ===========    ===========

Supplemental disclosures
   Cash paid for:
      Interest                                                  $        --    $        --
                                                                ===========    ===========

      Income taxes                                              $        --    $        --
                                                                ===========    ===========


See accompanying notes to financial statements.

                              PCS Securities, Inc.
                          NOTES TO FINANCIAL STATEMENTS
                           December 31, 2000 and 1999


NOTE A - SUMMARY OF SIGNIFICANT POLICIES

     Company Business
     ----------------

     PCS securities, Inc. (the "Company") was formed in March 1989 in the state of Washington and is a broker/dealer registered with the Securities and Exchange Commission, and is a member of the National Association of Securities Dealers, Inc. The Company is an introducing broker and, therefore, clears securities transactions on a fully-disclosed basis with an independent clearing organization.

     The Company provides independent research and directed brokerage arrangements for investment advisors, money managers and plan sponsors (Money Managers) within the safe harbor of Section 28(e) of the Securities and Exchange Act of 1934, as amended.

     Revenue Recognition
     -------------------

     Independent research and directed brokerage arrangements are accounted for on an accrual basis in accordance with accounting principles generally accepted in the United States of America. Commissions from direct brokerage arrangements are recorded as revenue when earned. Deferred research/services cost and accrued research services relating to these arrangements are accounted for on a customer-by-customer basis and are separately identified in the balance sheets.

     Securities transactions are recorded on a settlement date basis, generally the third business day following the transactions date, which is not materially different than the trade date.

     Cash Equivalents
     ----------------

     All highly liquid debt instruments purchased with an original maturity of three months or less when purchased are considered to be cash equivalents.

     Income Taxes
     ------------

     The shareholders of the Company have elected to be taxed as an "S" corporation under Section 1362 of the Internal Revenue Code. Consequently, taxable income or loss of the Company is included in the individual returns of the stockholders and the accompanying financial statements do not reflect a provision for federal income taxes.

                              PCS Securities, Inc.
                    NOTES TO FINANCIAL STATEMENTS - CONTINUED
                           December 31, 2000 and 1999


NOTE A - SUMMARY OF SIGNIFICANT POLICIES

     Use of Estimate
     ---------------

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as revenues and expenses reported for the periods presented. Actual results can vary from amounts presently estimated.


NOTE B - CUSTOMER PROTECTION - RESERVES AND CUSTODY OF SECURITIES

     The Company does not hold funds or securities for Customers; accordingly it is exempt from the provisions of Rule 15c3-3 under the Securities and Exchange Act of 1934, pursuant to Paragraph (k)(2)(ii) of such rule. Rule 15c3-3 provides for the maintenance by broker dealers of basic reserves with respect to customers' cash and securities and enumerates standards relating to the physical possession of customer securities.

     The Company carries no customer regulated commodities futures accounts; therefore, the computation of segregated funds pursuant to Section 4d(2) of the Commodity Exchange Act is not applicable.


NOTE C - NET CAPITAL REQUIREMENT

     The Company is subject to Securities and Exchange Commission's Uniform Net Capital Rule (Rule 15c3-1), which requires the maintenance of minimum net capital (as defined), and requires that the ratio of aggregate indebtedness (as defined) to net capital may not exceed 15 to 1. The Uniform Net Capital Rule also provides that equity capital may not be withdrawn or cash dividends paid if the resulting ratio of aggregate indebtedness to net capital would exceed 10 to 1. At December 31, 2000 and 1999, the Company had defined net capital of $708,741 and $937,110, which was $703,741 and $932,110 in excess of its required minimum net capital of $5,000.


NOTE D - CONTINGENCIES

     The Company conducts a majority of its business under agreements for securities clearance services with one securities company. If this agreement were terminated, the Company would have to negotiate an alternative securities clearing agreement.


NOTE E - SUBSEQUENT EVENT - SALE OF BUSINESS

     On December 21, 2001, the Company's stockholders sold all of their stock in the Company to DirectPlacement, Inc. As of result of that sale, the Company's "S" corporation status terminated as of that date.

                              DIRECTPLACEMENT, INC.
                    CONDENSED PRO FORMA FINANCIAL INFORMATION

DirectPlacement, Inc. (the "Company") was incorporated in 1999. As of May 15, 2001, the Company, PPI Capital Group, Inc., a Utah corporation ("PPI"), and DP Merger Corp., a Delaware corporation ("MergerSub"), entered into an Agreement and Plan of Merger, pursuant to which on June 11, 2001, MergerSub was merged with and into the Company and the Company became a wholly owned subsidiary of PPI. On November 21, 2001, a majority of the shareholders of PPI approved, among other things, the change of PPI's state of incorporation from the State of Utah to the State of Delaware. As a result, PPI merged with and into the Company, its wholly owned Delaware subsidiary. As of September 30, 2001, the Company's business activities consisted of producing and marketing proprietary data-oriented institutional research products related to the PIPE market (Private Investment in Public Equities).

On October 26, 2001, pursuant to an asset purchase agreement, DPI acquired certain assets of PCH Securities, Inc. ("PCH") owned, used or held, including among other things, the equipment and customer list of PCH. As payment for the assets, DPI issued 417,866 shares of DPI stock with an aggregate fair market value of $1,000,000 (the "PCH Asset Acquisition"). Prior to the closing date, PCH was a financial services firm specializing in agency execution trading for a select group of institutional investors.

On December 21, 2001, in accordance with an Agreement and Plan of Merger with PCS Securities, Inc. (PCS), a subsidiary of the Company merged with and into PCS (the "PCS Merger"). To effect the merger, the Company issued 10,500,000 shares of its common stock with an aggregate fair market value of $22,575,000 in exchange for all of the outstanding stock of PCS. Prior to the closing date, PCS was a registered broker dealer that developed and provided research and direct brokerage arrangements to over 500 financial institutions.

After the consummation of the transactions referred to above, the Company's business activities will consist of producing and marketing proprietary data-oriented institutional research products related to the PIPE market, agency execution trading for a select group of institutional investors, and providing research and direct brokerage arrangements to financial institutions.

The condensed pro forma consolidated balance sheet at September 30, 2001 reflects the historical balance sheet of the Company as filed in its quarterly report on Form 10-Q as if each of the following transactions occurred and were completed on September 30, 2001: (i) the PCH Asset Acquisition and (ii) the PCS Merger and related transactions in connection therewith.

The condensed pro forma consolidated statements of operations for the year ended December 31, 2000 and the nine months ended September 30, 2001 reflect the historical operations of the Company as filed with the Securities and Exchange Commission adjusted for the effects of the PCH Asset Acquisition and the PCS Merger as of the beginning of the periods presented.

The pro forma financial information should be read in conjunction with the Company's annual and quarterly reports filed by the Company with the Securities and Exchange Commission and is presented for informational purposes. The pro forma financial information is not necessarily indicative of the financial position or results of operations of the Company that would have occurred had the PCH Asset Acquisition and the PCS Merger been completed on the dates indicated nor does it purport to be indicative of future results.

DIRECTPLACEMENT, INC.
CONDENSED PRO FORMA CONSOLIDATED BALANCE SHEET (UNAUDITED)

                                                                                       September 30, 2001
                                                               -------------------------------------------------------------------
                                                                              PCH Asset                      PCS
                                                               Historical    Acquisition    Subtotal        Merger       Pro Forma
                                                               -------------------------------------------------------------------
                                                                                 (A)                        (B)(J)
                                                               -------------------------------------------------------------------
     CURRENT ASSETS
   Cash and cash equivalents                                      288,669                     288,669         74,497       363,166
   Commissions receivable                                                                          --        323,897       323,897
   Deferred research/services costs                                                                --      3,022,107     3,022,107
   Other current assets                                            96,765                      96,765                       96,765
                                                               -------------------------------------------------------------------
                                                                  385,434            --       385,434      3,420,501     3,805,935

   Property and equipment, net                                    137,888        15,517       153,405                      153,405
   Identifiable intangible assets                                               747,825       747,825     14,186,000    14,933,825
   Goodwill                                                                     235,157       235,157      6,458,983     6,694,140
   Website development costs, net                                 740,577                     740,577                      740,577
   Other assets                                                    48,302         1,501        49,803                       49,803
                                                               -------------------------------------------------------------------
            Total assets                                        1,312,201     1,000,000     2,312,201     24,065,484    26,377,685
                                                               ===================================================================

        LIABILITIES AND STOCKHOLDERS' EQUITY

     CURRENT LIABILITIES
   Accounts payable and accrued liabilities                        79,143                      79,143        644,000       723,143
   Accrued research services                                                                               1,490,484     1,490,484
   Deferred revenues                                              136,987                     136,987                      136,987
                                                               -------------------------------------------------------------------
                                                                  216,130            --       216,130      2,134,484     2,350,614

     LONG-TERM LIABILITIES
   Note Payable - Related Party                                    50,000                      50,000                       50,000

      STOCKHOLDERS' EQUITY
   Common stock; $.001 par value, 200,000,000 authorized,
     11,839,990 issued and outstanding on a historical basis,
     and 22,757,856  shares outstanding on a pro forma basis       11,840           418        12,258         10,500        22,758
   Additional Paid-in Capital                                   3,493,461       999,582     4,493,043     22,564,500    27,057,543
   Accumulated deficit                                         (2,459,230)                 (2,459,230)      (644,000)   (3,103,230)
                                                               -------------------------------------------------------------------
                                                                1,046,071     1,000,000     2,046,071     22,575,000    24,621,071
                                                               -------------------------------------------------------------------

            Total liabilities and stockholders' equity          1,312,201     1,000,000     2,312,201     24,065,484    26,377,685
                                                               ===================================================================


See accompanying notes to condensed consolidated pro forma financial statements.

 DIRECTPLACEMENT, INC.
 CONDENSED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)

                                                                            For the Year ended December 31, 2000
                                                            ----------------------------------------------------------------------
                                                                            PCH Asset                      PCS
                                                            Historical     Acquisition     Subtotal       Merger         Pro Forma
                                                            ----------------------------------------------------------------------
Revenues
   Placement fees                                              240,000                       240,000                       240,000
   Commissions and other income                                            168,653 (C)       168,653   15,219,031 (F)   15,387,684
   Data service revenues                                        73,200                        73,200                        73,200
   Interest                                                                  3,952 (C)         3,952                         3,952
                                                            ----------------------------------------------------------------------
                                                               313,200     172,605           485,805   15,219,031       15,704,836

Operating expenses
   Independent research/services cost                               --                            --   10,153,502 (F)   10,153,502
   Clearing and execution                                                   35,394 (C)(I)     35,394    2,357,854 (F)    2,393,248
   Payroll compensation                                        441,910      36,390 (C)       478,300                       478,300
   Professional fees                                           154,489                       154,489                       154,489
   General & administrative                                    555,516     133,099 (C)       688,615      416,702 (F)    1,105,317
                                                            ----------------------------------------------------------------------
                                                             1,151,915     204,883         1,356,798   12,928,058       14,284,856
                                                            ----------------------------------------------------------------------

   Earnings Before Interest, Depreciation, Amortization
    and Taxes                                                 (838,715)    (32,278)         (870,993)   2,290,973        1,419,980

   Interest expense                                            128,656      11,947           140,603           --          140,603
   Depreciation & amortization                                 134,846     118,891 (D)       253,737    2,158,300 (G)    2,412,037
   Income taxes                                                  3,141          --             3,141           --            3,141

                                                            ----------------------------------------------------------------------
   Net Loss (K)                                             (1,105,358)   (163,116)       (1,268,474)     132,673       (1,135,801)
                                                            ======================================================================

           Loss per share - basic & diluted                      (0.93)                                                      (0.09)

           Weighted average number of shares                 1,191,736     417,866 (E)     1,609,602   10,500,000 (H)   12,109,602


See accompanying notes to condensed consolidated pro forma financial statements.

 DIRECTPLACEMENT, INC.
 CONDENSED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)

                                                                         For the nine-months ended September 30, 2001
                                                            ----------------------------------------------------------------------
                                                                            PCH Asset                      PCS
                                                            Historical     Acquisition     Subtotal       Merger         Pro Forma
                                                            ----------------------------------------------------------------------
Revenues
   Placement fees                                              806,684                       806,684                       806,684
   Commissions and other income                                     --         989 (C)           989   11,149,627 (F)   11,150,616
   Data service revenues                                       414,282                       414,282                       414,282
                                                            ----------------------------------------------------------------------
                                                             1,220,966         989         1,221,955   11,149,627       12,371,582

Operating expenses
   Independent research expense                                     --                            --    6,983,177 (F)    6,983,177
   Clearing and execution                                           --                            --    1,904,429 (F)    1,904,429
   Payroll compensation                                      1,035,022                     1,035,022                     1,035,022
   Professional fees                                           481,528                       481,528                       481,528
   General & administrative                                    500,739      16,553 (C)       517,292      346,842 (F)      864,134
                                                            ----------------------------------------------------------------------
                                                             2,017,289      16,553         2,033,842    9,234,448       11,268,290
                                                            ----------------------------------------------------------------------

   Earnings Before Interest, Depreciation, Amortization
    and Taxes                                                 (796,323)    (15,564)         (811,887)   1,915,179        1,103,292

   Interest expense                                            187,896                       187,896           --          187,896
   Depreciation & amortization                                 154,728      89,168 (D)       243,896    1,618,725 (G)    1,862,621

                                                            ----------------------------------------------------------------------
   Net Loss (K)                                             (1,138,947)   (104,732)       (1,243,679)     296,454         (947,225)
                                                            ======================================================================

          Loss per share - basic & diluted                       (0.20)                                                      (0.06)

          Weighted average number of shares                  5,775,485     417,866 (E)     6,193,351   10,500,000 (H)   16,693,351


See accompanying notes to condensed consolidated pro forma financial statements.

DirectPlacement, Inc.
Notes to Condensed Pro Forma Consolidated Financial Statements

(A) Reflects the acquisition of certain assets of PCH in exchange for the issuance of 417,866 shares of the Company's common stock (par value $418) at an aggregate value of $1,000,000. The fair market value of the Company's shares based on the quoted market price on the closing date of the PCH Asset Acquisition was $2.393 per share. Included in the assets acquired are identified intangibles at their fair values consisting of the customer list of PCH and an employment agreement. The excess of the purchase price has been allocated to goodwill.

(B) Reflects the acquisition of all of the outstanding stock of PCS in exchange for 10,500,000 shares of the Company's common stock (par value $10,500) at an aggregate fair market value of $22,575,000. The fair market value of the Company's shares based on the quoted market price on the date of the merger was $2.15 per share. Current assets and current liabilities of PCS have been included at historical cost which approximate fair value. Identified intangible assets are presented at estimated fair value and consist of a guaranteed contractual arrangement with a research provider, PCS's customer list and its brand name. The excess of the consideration paid over the identified assets and liabilities has been allocated to goodwill.

(C) Actual revenues and expenses associated with the assets of PCH for the year ended December 31, 2000 and the nine months ended September 30, 2001.

(D) Amortization of identified intangible assets acquired from PCH calculated on a straight line basis over the estimated useful lives ranging from 3 to 10 years.

(E) Issuance of 417,866 shares of the Company's common stock as payment for the PCH Asset Acquisition.

(F) Actual revenues and expenses of PCS for the year ended December 31, 2000 and the nine months ended September 30, 2001.

(G) Amortization of identified intangible assets acquired from PCS calculated on a straight line basis over the estimated useful lives ranging from 5 to 10 years.

(H) Issuance of 10,500,000 shares of the Company's common stock in connection with the PCS merger.

(I) Excludes $450,000 of non-recurring trading expenditures of PCH during the year ended December 31, 2000.

(J) Accrued liabilities include estimated costs and expenses directly related to PCS merger and consist of legal, accounting, bonus compensation and other related costs.

(K) Excludes effects of termination of "S" corporation status and historical distributions to PCS owners.